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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of report (Date of earliest event reported): August 25, 2009


                                PVF Capital Corp.
             -----------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

            Ohio                         0-24948                 34-1659805
----------------------------      -----------------------    -------------------
(State or Other Jurisdiction      Commission File Number      (I.R.S. Employer
    of Incorporation)                                        Identification No.)

                     30000 Aurora Road, Solon, Ohio        44139
               -----------------------------------------------------
               (Address of Principal Executive Offices)  (Zip Code)

       Registrant's Telephone Number, Including Area Code: (440) 248-7171
                                                           --------------

                                 Not Applicable
        -----------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)


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ITEM 5.05     AMENDMENT TO THE REGISTRANT'S CODE OF ETHICS, OR WAIVER OF A
              ------------------------------------------------------------
              PROVISION OF THE CODE OF ETHICS
              -------------------------------

         On August 25, 2009, PVF Capital Corp. (the "Company") amended the Company's Code of Ethics Policy. Among other things, the amendments:

         (1) make "all other employees" performing management oversight, accounting, auditing, financial management, public disclosure and reporting under the securities laws or similar functions subject to certain responsibilities under the policy, which previously only covered the Chief Executive Officer, Chief Financial Officer, and Chief Lending Officer;

         (2) provide the Audit Committee with the authority to approve or deny any requested waivers under the Policy, which previously was given to the Human Resources Department with advice of the Company's counsel;

         (3) add certain obligations to all employees in connection with compliance under the Policy;

         (4) add provisions about how to determine whether a violation has occurred; and

         (5) strengthen the prohibition of retaliation in connection with a reported violation of the Policy.

         A copy of the revised Code of Ethics Policy is filed herewith as
Exhibit 14.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS
              ---------------------------------

        (a)   Not applicable.

        (b)   Not applicable.

        (c)   Not applicable.

        (d)   The following exhibit is filed herewith:

              Exhibit 14         Code of Ethics Policy




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 PVF CAPITAL CORP.



                                 By: /s/ Jeffrey N. Male
                                     --------------------------------------
                                     Jeffrey N. Male
                                     Vice President and Secretary
                                     (Duly Authorized Representative)


Dated: August 26, 2009